                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 1999

Kemper Municipal Income
Trust

        "... While other fixed income asset classes, such as corporate bonds and Treasuries, experienced a rough ride during the last six months, municipal bonds remained relatively stable. ..."
                                                             [KEMPER FUNDS LOGO]

                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                       CONTENTS
                                                                              3
                                                              ECONOMIC OVERVIEW

                                                                              5
                                                             PERFORMANCE UPDATE

                                                                              7
                                                          PORTFOLIO COMPOSITION
                                                           PORTFOLIO STATISTICS

                                                                              8
                                                                   PORTFOLIO OF
                                                                    INVESTMENTS

                                                                             16
                                                           FINANCIAL STATEMENTS
                                                                             18
                                                                       NOTES TO
                                                           FINANCIAL STATEMENTS
                                                                             20
                                                           FINANCIAL HIGHLIGHTS

                                                                             21
                                                          SHAREHOLDERS' MEETING

                                                                     At A GLANCE

                                                                   TERMS TO KNOW




 KEMPER MUNICIPAL INCOME TRUST
 TOTAL RETURNS

 FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1999

                                 BASED ON    BASED ON
                                 NET ASSET    MARKET
                                   VALUE      PRICE
 .........................................................
    KEMPER MUNICIPAL
    INCOME TRUST                   0.19%     -10.32%
 .........................................................

 NET ASSET VALUE AND MARKET PRICE

                                    AS OF     AS OF
                                   5/31/99   11/30/98
 .........................................................
    NET ASSET VALUE                 $12.02     $12.41
 .........................................................
    MARKET PRICE                    $12.69     $14.63
 .........................................................

INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES AND A PORTION OF THE INCOME MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX FOR CERTAIN INVESTORS.

 DIVIDEND REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF MAY 31, 1999.

                                         KEMPER
                                       MUNICIPAL
                                      INCOME TRUST
 ......................................................
    SIX-MONTHS INCOME                   $0.4150
 ......................................................
    MAY DIVIDEND                        $0.0685
 ......................................................

    ANNUALIZED DISTRIBUTION RATE
    (BASED ON NET ASSET VALUE)            6.83%
 ......................................................
    ANNUALIZED DISTRIBUTION RATE
    (BASED ON MARKET PRICE)               6.48%
 ......................................................
    TAX EQUIVALENT DISTRIBUTION RATE
    (BASED ON NET ASSET VALUE AND A
    37.1% FEDERAL INCOME TAX RATE)       10.86%
 ......................................................
    TAX EQUIVALENT DISTRIBUTION RATE
    (BASED ON MARKET PRICE AND A
    37.1% FEDERAL INCOME TAX RATE)       10.30%
 ......................................................

STATISTICAL NOTE: CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE/MARKET PRICE ON THE DATE SHOWN. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET PRICE ASSUMING REINVESTMENT OF DIVIDENDS. MARKET PRICE, DISTRIBUTION RATES, NET ASSET VALUE AND RETURNS ARE HISTORICAL AND WILL FLUCTUATE AND DO NOT GUARANTEE FUTURE RESULTS. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS APPEARING AT THE END OF THIS REPORT.

TERMS TO KNOW

BOND RATINGS Grades assigned by credit-rating agencies to corporate and municipal debt securities, based on the borrower's expected ability to repay. The higher the grade, the lower the interest rate a borrower will usually pay. The two major credit rating firms are Moody's Investors Service, Inc. and Standard and Poor's.
DURATION A measure of the interest rate sensitivity of a fixed investment or portfolio, incorporating time to maturity and coupon size. The longer a portfolio's duration, the greater its sensitivity to interest rate changes.

REVENUE BOND INDEX (RBI) The RBI is the average yield on 25 revenue bonds with 30-year maturities generally rated single "A," compiled by THE BOND BUYER, a newspaper that reports on the municipal bond market.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON, MASS. HE IS A MEMBER OF BOTH THE BLUE CHIP ECONOMIC AND FINANCIAL SURVEYS, AND SERVES ON THE POLICY ADVISORY COMMITTEES OF THE FEDERAL RESERVE BOARDS OF CHICAGO AND CLEVELAND.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

As expected, the Federal Reserve Board raised its federal funds interest rate (the rate at which banks lend to each other overnight) by one-fourth of a percentage point in June. Although higher interest rates tend to have a dampening effect on the market, investors rallied in response to this move. The Dow Jones Industrial Average, which was down 50 points before the Fed's statement on June 30, reversed course and ended the day at its highest closing level in six weeks. The Dow went on to close at a record-setting high of 11,187 on July 7.

  What led to the interest rate hike, and why does the market reaction suggest that investors are happy about it?

  It is generally recognized that a modest rate hike by the Fed may be effective in slowing the economy sufficiently to suppress any simmering inflationary pressures. Although the economy has been strong, there are concerns that it will be unable to maintain its current rate of growth without prompting inflationary pressures -- which is at the heart of the Fed's decision to raise interest rates. The Fed is acting now to be proactive. In the past, Fed policy has been reactive, which meant that the Fed tended to respond to inflation only when it picked up. A rate hike now is intended to halt any future buildup in inflation. Moreover, by hinting at an increase well in advance -- then by limiting the increase to 25 basis points -- the Fed relieved worried investors and gave a boost to the financial markets.

  Despite the minor rate increase, the long-term economic situation appears to be positive. The federal budget surplus continues to benefit from good revenue gains (which are based on good income gains, especially for households), good capital gains and continued restraint in federal spending. The surplus this year is expected to approach $100 billion.

  This positive environment is exactly what sometimes poses risk for investors, and is key to understanding recent volatility in the market. A strong economy has the potential to feed inflation fears and drive up interest rates. Indeed, recent market events illustrate the domino effect of investors reacting to positive economic news, which they consider troubling at this point, more than eight years into the economic expansion. Prior to its strong close in the second quarter, the steady stream of positive economic news led to a sell-off in the financial markets based on fears that the strong pace of economic growth would eventually lead to higher inflation. The benchmark 30-year Treasury bond yield rose, which pulled stocks lower.

  Where can we expect to go from here? The fundamentals by which we judge the health of the economy suggest continued growth as we move into the second half of 1999. For example, the gross domestic product (GDP), the value of all goods and services produced in the U.S., is expected to rise at an annual rate of 4 percent in the first half of 1999, following a tremendous fourth-quarter surge of 6 percent. This is very much in line with what we've grown accustomed to over the past year -- over the four quarters of 1998, the U.S. economy expanded by
4.3 percent. Some people aren't surprised at all by strong GDP growth that once would have alarmed them. That's partially because we've grown accustomed to a strong economy. But it's also because we've been able to absorb growth without driving up inflation. That's important for investors. If prices had been rising as the economy was growing, the Fed would have most likely raised short-term interest rates earlier and more drastically, and that would have changed the financial market outlook.

  However, we do see some vulnerability on the economic front. Trade is a weak spot in the economy right now. Exports of U.S. goods and services dropped in the first half of 1999, while imports soared. This reflects the fact that the U.S. is one of the few countries financially fit enough to buy goods produced elsewhere in the world. But for as long as less vibrant international economies are unable to buy U.S. goods, the profitability of U.S. companies trying to export will be challenged.

  When you think about it, vulnerability in regard to the international economy is nothing new. Globally, the outlook is slightly more positive than it was a few months ago. For example, the European markets are slowing down, which has already led to the European Central Bank lowering interest rates in order to boost domestic spending. In many countries in Europe there are no fixed-rate mortgages, only adjustable-rate mortgages. When interest rates go down, mortgage payments are reduced and homeowners can spend money elsewhere. This has a huge impact on consumer spending, and will help European equities over time. Additionally, the situation in Japan remains unchanged. And, problems in the emerging markets haven't had the negative impact many people expected -- both the Mexican and Brazilian stock markets have actually risen in the past two months.

  But don't forget that international crises have the potential to affect the U.S. markets dramatically. Although the Kosovo crisis seems to be waning, past increases in military spending on Kosovo by the 11 European Monetary Union (EMU) countries could force them to spend less in other areas, which could have economic implications, including higher interest rates. That's because many European countries (especially Italy) have small economies and

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                           NOW (6/30/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
Ten Year Treasury Rate                          5.90                   4.81                   5.65                   6.69
Prime Rate                                      7.75                   8.49                   8.50                   8.30
Inflation*                                      2.03                   1.62                   1.44                   3.03
The U.S. Dollar*                                -2.4                   4.31                   4.88                   8.58
Capital goods orders*                           7.73                  11.44                   8.10                   5.52
Industrial production *                         1.72                   3.58                   5.05                   5.86
Employment growth*                              2.15                   2.48                   2.61                   2.51

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF MAY 31, 1999.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

little leeway in their budgets. Consequently, those countries financed unplanned military expenditures by selling government bonds -- which, in Europe's small bond market, typically raises interest rates. As an example, consider Italy, which recently asked for more leeway on its deficit targets. When leeway was granted, this led to a further sell-off in the eurodollar.

  The international situation alone, however, is by no means an indicator of a U.S. slowdown -- and without any such indications, complacency may be our greatest concern. It's easy to look at the current U.S. economic situation and behave as if no risk exists. But when you see the market soaring and are tempted to jump in, note that the bull market grew to records on the strength of just a few dozen stocks, while most other stock prices were flat or actually declined.

  In summary, there are concerns that the current economy is unsustainable and we soon could see an abrupt end. In many cases, however, people are looking for a slowdown because they are fearful growth will drive up inflation these are particularly older investors who are accustomed to inflation accompanying growth. But again, sustained inflation seems unlikely, so a sharp slowdown is not necessary. In the short term, we expect a modest economic slowdown but no recession. The best approach now, as in any market, is to diversify and invest for the long term.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF JUNE 9, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

[CONDON PHOTO]
PHILIP G. CONDON JOINED THE FIRM IN 1983 AND IS LEAD PORTFOLIO MANAGER OF THE FUND AND MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS' MUNICIPAL BOND GROUP. HE HAS ALSO SERVED AS DIRECTOR OF THE MUNICIPAL BOND RESEARCH DEPARTMENT. [BRENNAN PHOTO]
ELEANOR R. BRENNAN JOINED THE ORGANIZATION IN 1995 AND IS PORTFOLIO MANAGER OF THE FUND. SHE IS A SENIOR VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC. AND A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.
PERFORMANCE Update


                             AS THE FISCAL YEAR BEGAN, INVESTOR FOCUS SHIFTED FROM TURBULENCE OVERSEAS TO UNEXPECTEDLY STRONG ECONOMIC GROWTH IN THE U.S. WHILE FEARS OF POTENTIALLY HIGHER INTEREST RATES CAUSED GOVERNMENT AND CORPORATE BOND YIELDS TO FLUCTUATE SUBSTANTIALLY, MUNICIPAL BONDS HELD THEIR GROUND IN THE MIDST OF THE TURMOIL. BELOW, THE MANAGEMENT TEAM DISCUSSES THE MARKET'S PERFORMANCE AND HOW THE FUND WAS POSITIONED IN RESPONSE.

Q

      HOW DID THE MUNICIPAL BOND MARKET PERFORM DURING THE LAST SIX MONTHS RELATIVE TO OTHER FIXED-INCOME ASSET CLASSES?

A
      While other fixed income asset classes, such as corporate bonds and Treasuries, experienced a rough ride during the last six months, municipal bonds remained relatively stable.

  For example, the Lehman Brothers Municipal Bond Index* gained 0.81 percent for the six-month period ended May 31, 1999. That may not seem like much, but compare it to the Lehman Brothers Long Government Bond Index,** which fell 5.76 percent, and the Lehman Brothers Government/Corporate Bond Index,*** which was down 1.73 percent. And of course, the municipal bond index return doesn't take into account the tax advantage that municipals offer. So municipal bonds were a good place to be if you were a fixed income investor, especially a nervous one.

  * LEHMAN BROTHERS MUNICIPAL BOND INDEX IS GENERALLY REPRESENTATIVE OF THE PERFORMANCE OF LONG-TERM INVESTMENT-GRADE MUNICIPAL BONDS. THE INDEX IS CALCULATED MONTHLY AND INCLUDES THE EFFECT OF REINVESTMENT OF DIVIDENDS. SOURCE IS LIPPER ANALYTICAL SERVICES, INC.

 ** LEHMAN BROTHERS LONG GOVERNMENT BOND INDEX IS GENERALLY REPRESENTATIVE OF
    THE PERFORMANCE OF GOVERNMENT AND AGENCY BONDS WITH A MATURITY OF TEN YEARS AND GREATER. THIS INDEX IS CALCULATED MONTHLY AND INCLUDES THE EFFECT OF REINVESTMENT OF DIVIDENDS. SOURCE IS LIPPER ANALYTICAL SERVICES, INC.

*** LEHMAN BROTHERS GOVERNMENT/ CORPORATE BOND INDEX IS GENERALLY REPRESENTATIVE
    OF THE PERFORMANCE OF GOVERNMENT, AGENCY AND INVESTMENT-GRADE CORPORATE BONDS. THIS INDEX IS CALCULATED MONTHLY AND INCLUDES THE EFFECT OF REINVESTMENT OF DIVIDENDS. SOURCE IS LIPPER ANALYTICAL SERVICES, INC.

Q

      WHAT CAUSED THE DOWNTURN

      IN OTHER ASSET CLASSES?

A
      The sell-off in U.S. government bonds was due to an about-face by investors. Last summer, turbulence in foreign markets prompted a massive flight to quality as global investors sought a safe, liquid haven for their assets. Since U.S. government bonds were the obvious choice, billions of dollars poured into the U.S. bond market. This demand pushed prices up and yields down, particularly on Treasury bonds.

  At the start of the fiscal year, that situation began to reverse itself. As the months progressed, the U.S. economy's strong growth continued unabated. Oil prices began to move higher, the labor market remained robust, and investors became concerned that higher interest rates were around the corner. In addition, foreign markets, particularly in Asia, started to settle down. This all prompted a flight FROM quality, and yields began to rise. For example, on November 25, 1998, before the start of the fiscal year, 30-year Treasuries yielded 5.18 percent. By May 27, 1999, yields had moved up to 5.84 percent.

Q

      WHY DID MUNICIPAL BONDS SEEM TO BE IMMUNE TO ALL THIS?

A
      "Immune" is probably too strong a word. According to THE BOND BUYER 25-Bond Revenue Index, A-rated municipal bond yields increased from 5.25 percent at the start of the fiscal year to 5.41 percent. Clearly, that isn't as dramatic as what took place in the Treasury market, but bond prices declined nonetheless. However, the turbulence had less of an impact because different forces were acting to limit a municipal sell-off. When Treasuries and other fixed income classes were being pummeled, two factors helped support municipal bond prices. First, supply decreased dramatically. Second, municipal bonds offered a very attractive value to investors who don't usually buy them. The previous dramatic yield decline on U.S. government bonds had caused municipal bonds to actually OUTYIELD similar maturity Treasuries (based on THE BOND BUYER index). Historically, that's very unusual. Normally, long-maturity municipal bonds typically yield about 80-90 percent of a similar maturity Treasury because the tax-advantage of municipal bonds is typically "built in" to the price. Thus, municipal bonds represented a great value throughout the six-month period, which attracted some non-traditional buyers and helped support prices when the Treasury market was under pressure.

  According to THE BOND BUYER index, municipals now yield about 93 percent of what similar maturity Treasuries do -- that's less than in previous months, but municipals are still very attractive.

Q

      HOW DID THE FUND RESPOND TO THE MARKET'S CONDITIONS?

A
      As is our normal style, we tended to keep the fund's duration near neutral and tried to spot attractive values created by dislocations in the market. In the rising rate environment of the last few months, our approach prompted us to do two things. First, we increased income when opportunities presented themselves. For example, yields on bonds of differing credit quality didn't move up in tandem. In some cases, we determined that we could buy bonds that offered an incremental increase in yield without decreasing the fund's credit quality.

  Second, we tended to concentrate on the intermediate area of the yield curve, roughly 10-15 years. Our analysis has shown that this area of the yield curve offers an attractive trade-off of risk and return. You can get a significant percentage of the income that longer-term issues provide, but with bonds that aren't nearly as potentially volatile.

  When possible, we also traded to increase the fund's call protection and offset gains with losses as appropriate to help the fund operate more efficiently on a tax basis.

  The net result of our efforts was that the fund outperformed its peer group average during the first half of the fiscal year. The fund achieved a total return of 0.19 percent (based on net asset value) versus -0.01 percent for the Lipper Closed-end General Muni Debt Fund Leveraged Index. While our return certainly isn't spectacular on an absolute basis, given the environment we're pretty happy with how the fund has performed.

Q

      HOW DO YOU VIEW THE ATTRACTIVENESS OF MUNICIPAL BONDS FOR THE REST OF THE YEAR VERSUS OTHER TYPES OF BONDS?

A
      We think there are several reasons why municipals should continue to perform relatively well. First, the municipal market should be more stable than the government and corporate bond markets. As the first half of the fiscal year drew to a close, it appeared that investors were expecting the Federal Reserve to raise rates at least once. If the Fed does tighten, Treasuries and corporate bonds would likely remain volatile as investors try to interpret the ramifications of higher rates on both the domestic and global economies. Meanwhile, municipal investors tend to pay less attention to global markets or corporate profits. They are typically more reliable buyers, and their steady demand should help dampen volatility in the municipal bond market.

  Second, the municipal market continues to offer attractive value, with long-maturity yields still attractive relative to Treasuries. As we mentioned, municipals now yield more than 90 percent of similar maturity Treasuries. Third, strong municipal finances should help alleviate credit concerns. And finally, issuance has so far remained about 20 percent below last year's levels, and that lack of supply should help support prices.

  For these reasons, we think that municipal bonds will continue to offer investors an attractive alternative to other fixed-income investments.

                                                              Performance UPDATE

PORTFOLIO Composition                    PORTFOLIO Statistics

PORTFOLIO COMPOSITION*

REPRESENTING THE FUND'S COMPOSITION ON MAY 31, 1999

            HOLDINGS                               PERCENT
----------------------------------------------------------

1.          REVENUE BONDS                            76%
----------------------------------------------------------

2.          U.S. GOVERNMENT SECURED AND              20%
            CROSSOVERS
----------------------------------------------------------

3.          GENERAL OBLIGATIONS                       4%
----------------------------------------------------------

SECURITIES RATINGS

                                           ON 5/31/99         ON 11/30/98
    AAA                                         69%                61%
 ..............................................................................
    AA                                          13                 16
 ..............................................................................
    A                                            7                  8
 ..............................................................................
    BBB                                          7                  9
 ..............................................................................
    BB                                           1                  1
 ..............................................................................
    NOT RATED                                    3                  5
------------------------------------------------------------------------------
                                               100%               100%

                                           [PIE CHART]        [PIE CHART]

THE RATINGS OF STANDARD & POOR'S CORPORATION (S&P)
AND MOODY'S INVESTORS SERVICES, INC. (MOODY'S)
REPRESENT THEIR OPINIONS AS TO THE QUALITY OF
SECURITIES THAT THEY UNDERTAKE TO RATE. THE
PERCENTAGE SHOWN REFLECTS THE HIGHER OF MOODY'S OR
S&P RATINGS. PORTFOLIO COMPOSITION WILL CHANGE OVER
TIME. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT
ABSOLUTE STANDARDS OF QUALITY.

AVERAGE MATURITY

                                             ON 5/31/99       ON 11/30/98
    AVERAGE MATURITY                         19.1 years       18.5 years
--------------------------------------------------------------------------------

* PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

                                                        Portfolio of INVESTMENTS

KEMPER MUNICIPAL INCOME TRUST
Portfolio of Investments at May 31, 1999 (unaudited)
(DOLLARS IN THOUSANDS)

                                                                                     PRINCIPAL AMOUNT    VALUE
LONG-TERM MUNICIPAL INVESTMENTS
--------------------------------------------------------------------------------------------------------------------

ALABAMA--2.8%
                                           Alabama Docks Department, Facilities Revenue,
                                             6.3%, 10/01/2021                                 $ 8,250   $  9,035
                                           Jefferson County, AL, Sewer Revenue:
                                             5.7%, 02/01/2020                                   3,420      3,598
                                             5.75%, 02/01/2022                                  5,000      5,286
                                             5.75%, 02/01/2027                                    600        632
                                           -------------------------------------------------------------------------
                                                                                                          18,551
--------------------------------------------------------------------------------------------------------------------

CALIFORNIA--5.6%
                                           California General Obligations:
                                             Prerefunded 03/01/05 @ 101, 5.9%, 03/01/2025       7,410      8,180
                                             5.9%, 03/01/2025                                     280        300
                                           California Housing Finance Agency, Home Mortgage,
                                             Revenue, 8.3%, 08/01/2019                            400        409
                                           California Public Works Board Lease Revenue,
                                             5.0%, 09/01/2015                                   4,000      3,998
                                           Los Angeles County, CA, Public Work Financing
                                             Lease, Revenue, 5.125%, 12/01/2017                 4,250      4,253
                                           Los Angeles County, CA, Metropolitan
                                             Transportation Authority, Sales Tax Revenue,
                                             6.0%, 07/01/2026                                   2,750      3,088
                                           Orange County, CA, Recovery Certificates of
                                             Participation, 6.0%, 07/01/2026                   11,500     12,353
                                           Sacramento County, CA, Airport System, Revenue,
                                             5.9%, 07/01/2024                                   5,000      5,293
                                           -------------------------------------------------------------------------
                                                                                                          37,874
--------------------------------------------------------------------------------------------------------------------

COLORADO--3.0%
                                           Adams County, CO, Multifamily Housing, Oasis Park
                                             Apartments Project, 6.15%, 01/01/2026              6,580      6,938
                                           Colorado Housing and Finance Authority, Single
                                             Family Program, Revenue, 7.7%, 02/01/2021          1,630      1,666
                                           Denver, CO, City and County of Denver, Airport
                                             Improvement Revenue:
                                             Prerefunded 11/15/2002 @ 102, 6.75%, 11/15/2013      325        360
                                             6.75%, 11/15/2013                                  2,455      2,637
                                             Prerefunded 11/15/2002 @ 102, 6.75%, 11/15/2022      690        765
                                             6.75%, 11/15/2022                                  2,610      2,799
                                             Prerefunded 11/15/2000 @ 102, 8.5%, 11/15/2023       390        425
                                             8.5%, 11/15/2023                                   4,110      4,418
                                           -------------------------------------------------------------------------
                                                                                                          20,008
--------------------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA--2.0%
                                           Washington D.C. Airport Authority, General
                                             Airport Revenue, 5.75%, 10/01/2020                13,100     13,546
                                           -------------------------------------------------------------------------

(DOLLARS IN THOUSANDS)

PORTFOLIO OF Investments

                                                                                     PRINCIPAL AMOUNT    VALUE

FLORIDA--6.7%
                                           Broward County, FL, Resource Recovery, Waste
                                             Energy Company, Revenue:
                                             Waste Energy North, 7.95%, 12/01/2008            $ 2,530   $  2,652
                                             South Project, 7.95%, 12/01/2008                   1,245      1,305
                                           Dade County, FL, Aviation Revenue, 5.75%,
                                             10/01/2026                                        20,400     21,167
                                           Dade County, FL, Special Obligation, Capital
                                             Appreciation, Revenue, Zero Coupon:
                                             Prerefunded 10/01/2008 @ 42.762, 10/01/2022        7,735      2,170
                                             Prerefunded 10/01/2008 @ 37.66, 10/01/2024        16,955      4,190
                                           Florida Housing Finance Agency, Home Ownership,
                                             Revenue, 8.3%, 06/01/2020                            275        275
                                           Hillsborough County, FL, Industrial Development
                                             Authority Revenue, Health Facility, University
                                             Community Hospital Project, 5.625%, 08/15/2023     1,000        993
                                           Orange County, FL, Tourist Development, Tax
                                             Refunding, Revenue, 5.125%, 10/01/2020             5,000      4,955
                                           Volusia County, FL, Health Facilities Authority,
                                             Memorial Health Systems Project, Revenue,
                                             Prerefunded 06/01/00 @ 102, 8.25%, 06/01/2020      7,000      7,464
                                           -------------------------------------------------------------------------
                                                                                                          45,171
--------------------------------------------------------------------------------------------------------------------

HAWAII--2.1%
                                           Hawaii Department of Budget and Finance, Special
                                             Purpose, Hawaiian Electric Company, Inc.
                                             Project, Revenue, 6.2%, 05/01/2026                13,200     14,352
                                           -------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

IDAHO--.5%
                                           Idaho Housing Agency, Single Family Mortgage
                                             Revenue:
                                             7.875%, 07/01/2021                                 1,370      1,409
                                             6.9%, 07/01/2025                                   2,095      2,201
                                           -------------------------------------------------------------------------
                                                                                                           3,610
--------------------------------------------------------------------------------------------------------------------

ILLINOIS--10.7%
                                           Chicago, IL, Midway Airport, Revenue, 5.625%,
                                             01/01/2029                                         4,000      4,083
                                           Chicago, IL, O'Hare International Airport,
                                             Special Facilities Revenue, United Airlines
                                             Project, Series A, 5.35%, 09/01/2016               3,000      2,957
                                           Chicago, IL, O'Hare International Airport,
                                             International Terminal, Special Revenue:
                                             7.625%, 01/01/2010                                10,000     10,428
                                             8.2%, 12/01/2024                                   4,775      5,589
                                           Chicago, IL, Peoples Gas, Light and Coke Company,
                                             Revenue, 8.1%, 05/01/2020                          1,250      1,322
                                           Harvard, IL, Multifamily Housing, Northfield
                                             Court Project, Revenue, 9.5%, 06/01/2006           2,495      2,655
                                           Health Facility Authority, Bethany Home and
                                             Hospital, Revenue, 8.625%, 02/15/2009              6,095      6,439
                                           Illinois Development Finance Authority, Pollution
                                             Control, Commonwealth Edison Company Project,
                                             Revenue, 6.75%, 03/01/2015                         4,220      4,720
                                           Illinois Development Finance Authority, Catholic
                                             Health Partners Services, Revenue, 5.3%,
                                             02/15/2018                                         3,500      3,441
                                           Illinois Development Finance Authority, Hospital
                                             Revenue, Adventist Health System:
                                             5.5%, 11/15/2020                                   2,500      2,435
                                             5.65%, 11/15/2024                                  7,500      7,371

(DOLLARS IN THOUSANDS)

                                                        Portfolio of INVESTMENTS

                                                                                     PRINCIPAL AMOUNT    VALUE
                                           Illinois Housing Development Authority,
                                             Multifamily Housing, Ginger Ridge, 5.9%,
                                             11/01/2030                                       $ 1,000   $  1,042
                                           Illinois Regional Transportation Authority, Cook,
                                             DuPage, Kane, Lake, McHenry and Will Countries,
                                             Revenue, 6.125%, 06/01/2022                        4,000      4,200
                                           Illinois Skyway Toll, 6.75%, 01/01/2014              2,775      3,126
                                           Illinois Sports Facilities Authority, 7.875%,
                                             06/15/2010                                         6,000      6,139
                                           Will County, IL, Exempt Facilities, Mobil Oil
                                             Refining Corp. Project, Revenue, 6.0%,
                                             01/02/2027                                         5,000      5,307
                                           -------------------------------------------------------------------------
                                                                                                          71,254
--------------------------------------------------------------------------------------------------------------------

INDIANA--4.8%
                                           Indiana Employment and Development Commission,
                                             Indianapolis Power and Light Co., Revenue,
                                             7.45%, 08/01/2019                                 14,215     14,574
                                           Indiana Health Facility Financing Authority,
                                             Hospital Revenue, Riverview Hospital Project,
                                             5.5%, 08/01/2019                                   1,300      1,272
                                             5.5%, 08/01/2024                                   1,000        971
                                           Indianapolis, IN, Gas Utility System Revenue,
                                             Prerefunded 06/01/04 @ 102, 5.875%, 06/01/2024    14,000     15,340
                                           -------------------------------------------------------------------------
                                                                                                          32,157
--------------------------------------------------------------------------------------------------------------------

IOWA--.7%
                                           Iowa Housing Finance Authority, Single Family
                                             Mortgage, Revenue, 7.9%, 11/01/2022                4,645      4,788
                                           -------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

LOUISIANA--1.2%
                                           Louisiana Public Facilities Authority, Lafayette
                                             General Medical Center Project, Revenue,
                                             Prerefunded 10/01/02 @ 102, 6.5%, 10/01/2022       7,350      8,073
                                           -------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

MAINE--1.5%
                                           Maine Health and Higher Educational Facilities
                                             Authority, Revenue:
                                             5.7%, 07/01/2013                                   5,000      5,294
                                             Prerefunded 07/01/2004 @ 102, 7.0%, 07/01/2024     4,235      4,868
                                             7.0%, 07/01/2024                                      85         96
                                           Maine Housing Authority, Mortgage Purchase,
                                             Revenue, 8.3%, 11/15/2028                             30         30
                                           -------------------------------------------------------------------------
                                                                                                          10,288
--------------------------------------------------------------------------------------------------------------------

MARYLAND--1.0%
                                           Howard County, MD, Braeland Commons Project,
                                             Revenue, 6.2%, 06/15/2023                          2,500      2,554
                                           Howard County, MD, Multifamily Housing, Edens
                                             Commons Project, Revenue, 6.2%, 06/15/2023         4,250      4,342
                                           -------------------------------------------------------------------------
                                                                                                           6,896
--------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--4.2%
                                           Massachusetts Bay Transportation Authority,
                                             General Transportation System, Revenue, 5.625%,
                                             03/01/2026                                       $ 1,900   $  2,059
                                           Massachusetts Port Authority, Special Facilities,
                                             US Air Project, Revenue, 5.875%, 09/01/2023        6,755      7,098
                                           Massachusetts Turnpike Authority, Metro Highway
                                             System, Revenue, 5.25%, 01/01/2029                 5,050      5,031
                                           Massachusetts Water Resource Authority, Revenue,
                                             5.0%, 08/01/2024                                  14,750     14,148
                                           -------------------------------------------------------------------------
                                                                                                          28,336

(DOLLARS IN THOUSANDS)

PORTFOLIO OF Investments

                                                                                     PRINCIPAL AMOUNT    VALUE

MICHIGAN--2.4%
                                           Chippewa County, MI, Warren Memorial Hospital,
                                             Revenue, 5.625%, 11/01/2014                      $ 1,500   $  1,500
                                           Monroe County, MI, Pollution Control, Detroit
                                             Edison Project, Revenue, 7.75%, 12/01/2019         6,500      6,789
                                           Wayne Charter County, MI, Detroit-Metro Wayne
                                             County, Revenue, 5.0%, 12/01/2022                  8,150      7,745
                                           -------------------------------------------------------------------------
                                                                                                          16,034
--------------------------------------------------------------------------------------------------------------------

MISSOURI--1.4%
                                           Missouri Health and Educational Facilities
                                             Authority, Lake of the Ozarks General Hospital,
                                             Inc. Project, Revenue:
                                             Prerefunded 02/15/2006 @ 102, 6.5%, 02/15/2021       755        856
                                             02/15/2021                                           370        392
                                           St. Louis, MO, Regional Convention and Sports
                                             Complex Authority, Revenue:
                                             Prerefunded 8/15/2003 @ 100, 7.9%, 08/15/2021      3,445      3,964
                                             7.9%, 08/15/2021                                     155        169
                                           West Plains, MO, Industrial Development
                                             Authority, Ozarks Medical Center Project,
                                             Revenue, Prerefunded 09/15/00 @ 102, 8.625%,
                                             09/15/2020                                         3,545      3,843
                                           -------------------------------------------------------------------------
                                                                                                           9,224
--------------------------------------------------------------------------------------------------------------------

NEBRASKA--1.8%
                                           Nebraska Investment Finance Authority, Single
                                             Family Housing, Revenue, 6.7%, 09/01/2026          7,500      7,963
                                           Scotts Bluff County, NE, Hospital Authority,
                                             Regional West Medical Center Project, 5.25%,
                                             11/15/2028                                         4,000      3,818
                                           -------------------------------------------------------------------------
                                                                                                          11,781
--------------------------------------------------------------------------------------------------------------------

NEVADA--.5%
                                           Clark County Nevada Industrial Development
                                             Revenue, Nevada Power Company Project, 6.7%,
                                             06/01/2022                                         1,750      1,897
                                           Nevada, General Obligation, 5.0%, 05/15/2022         1,690      1,631
                                           -------------------------------------------------------------------------
                                                                                                           3,528
--------------------------------------------------------------------------------------------------------------------

NEW HAMPSHIRE--.5%
                                           New Hampshire Higher Educational and Health
                                             Facilities Authority, Nashua Memorial Hospital,
                                             Revenue, 6.0%, 10/01/2023                          3,000      3,095
                                           -------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

NEW JERSEY--4.7%
                                           New Jersey Economic Development Authority,
                                             Educational Testing Service, Revenue, 5.875%,
                                             12/01/2026                                         1,400      1,419
                                           New Jersey Economic Development Authority, Water
                                             Facilities, New Jersey American Water Co., Inc.
                                             Project, Revenue:
                                             6.875%, 11/01/2034                                10,775     12,089
                                             6.0%, 05/01/2036                                  10,000     10,779
                                           New Jersey Health Care Facilities Financing
                                             Authority, General Hospital Center at Passaic,
                                             Revenue, 6.75%, 07/01/2019                         5,000      5,966
                                           New Jersey Housing and Mortgage Finance Agency,
                                             Home Buyer 7.7%, 10/01/2029                        1,455      1,490
                                           -------------------------------------------------------------------------
                                                                                                          31,743

(DOLLARS IN THOUSANDS)

                                                        Portfolio of INVESTMENTS

                                                                                     PRINCIPAL AMOUNT    VALUE

NEW MEXICO--.6%
                                           New Mexico Mortgage Finance Authority, Single
                                             Family Mortgage, Revenue:
                                             8.3%, 03/01/2020                                 $ 2,400   $  2,599
                                             7.8%, 03/01/2021                                   1,695      1,736
                                           -------------------------------------------------------------------------
                                                                                                           4,335
--------------------------------------------------------------------------------------------------------------------

NEW YORK--8.0%
                                           New York City, NY, General Obligation:
                                             Prerefunded 08/01/1999 @ 101.5, 7.5%,
                                               08/01/2003                                       1,780      1,819
                                             7.5%, 08/01/2003                                     885        904
                                             Prerefunded 08/01/1999 @ 101.5, 7.5%,
                                               08/01/2004                                       5,890      6,020
                                             7.5%, 08/01/2025                                   1,875      1,915
                                             6.125%, 08/01/2025                                 1,500      1,640
                                           New York State, Revenue Bonds Dorm Authorization,
                                             7.0%, 05/15/2016                                   5,495      5,770
                                           New York State Dormitory Authority, State
                                             University Educational Facilities, Revenue:
                                             Prerefunded 05/15/2000 @ 102, 7.375%,
                                               05/15/2014                                       1,645      1,732
                                             7.375%, 05/15/2014                                 1,355      1,434
                                             Prerefunded 05/15/02 @ 102, 7.25%, 05/15/2018        565        629
                                             Series A, Prerefunded 05/15/02 @ 102, 7.25%,
                                               05/15/2018                                       4,435      4,936
                                           New York State Dormitory Authority:
                                             Bronx-Lebanon Hospital Center, 5.2%, 02/15/2016    1,770      1,739
                                             Jamaica Hospital, 5.2%, 02/15/2016                 1,000        982
                                             City University NC, 5.625%, 07/01/2016             1,500      1,579
                                           New York State Housing Finance Agency, Service
                                             Contract, Revenue, Prerefunded 03/15/2002 @
                                             102, 7.375%, 09/15/2021                            3,000      3,321
                                           New York State Medical Care Facilities Finance
                                             Agency, Mental Health Services, Revenue,
                                             Prerefunded 04/01/2001 @ 102, 7.7%, 02/15/2018     1,525      1,545
                                           New York State Urban Development Corporation,
                                             State Facilities, Revenue, Prerefunded
                                             04/01/2001 @ 102, 7.5%, 04/01/2011                 6,695      7,276
                                           New York and New Jersey Port Authority, JFK
                                             International Air Terminal 6, Revenue, 5.75%,
                                             12/01/2025                                         4,000      4,182
                                           Niagara Frontier Transportation, NY, Greater
                                             Buffalo International Airport, Revenue, 6.25%,
                                             04/01/2024                                         5,750      6,256
                                           -------------------------------------------------------------------------
                                                                                                          53,679
--------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA--.3%
                                           North Carolina Housing Finance Agency, Single
                                             Family Mortgage Revenue, 7.85%, 09/01/2028         2,175      2,247
                                           -------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

NORTH DAKOTA--.1%
                                           North Dakota Housing Finance Agency, Single
                                             Family Mortgage, Revenue, 8.375%, 07/01/2021         435        449
                                           -------------------------------------------------------------------------

(DOLLARS IN THOUSANDS)

PORTFOLIO OF Investments

                                                                                     PRINCIPAL AMOUNT    VALUE

OHIO--3.0%
                                           Cuyahoga County, OH, Meridia Health System,
                                             Hospital Revenue, Prefunded 08/15/2005 @ 102,
                                             6.25%, 08/15/2024                                $ 2,350   $  2,649
                                           Green Springs, OH, Health Care Facilities
                                             Revenue, 7.125%, 05/20/2025                        6,000      5,803
                                           Ohio Building Authority, Administrative Building
                                             Fund Project, Revenue, 5.0%, 10/01/2015            6,010      5,967
                                           Ohio Higher Education Facility Commission,
                                             University of Findlay Project, Revenue:
                                             6.15%, 09/01/2011                                  1,635      1,700
                                             6.125%, 09/01/2016                                 2,000      2,069
                                           Ohio Housing Finance Agency, Single Family
                                             Mortgage Revenue, 7.65%, 03/01/2029                1,666      1,703
                                           -------------------------------------------------------------------------
                                                                                                          19,891
--------------------------------------------------------------------------------------------------------------------

OKLAHOMA--1.1%
                                           Oklahoma Development Financial Authority, Revenue
                                             Bond, Hillcrest Health Center Inc., 5.625%,
                                             08/15/2019                                         3,320      3,310
                                           Oklahoma Turnpike Authority, Turnpike System
                                             Revenue, 7.875%, 01/01/2021                          355        363
                                           Tulsa, OK, Airport Improvement Trust, Revenue,
                                             Prerefunded 06/01/2002 @ 100, 7.7%, 06/01/2013     3,315      3,659
                                           -------------------------------------------------------------------------
                                                                                                           7,332
--------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--5.3%
                                           Greene County, PA, General Obligation,
                                             Prerefunded 12/01/00 @ 100, 8.75%, 12/01/2010      2,815      3,031
                                           Hazleton Health Services Authority, Hospital
                                             Revenue, 5.625%, 07/01/2017                        1,980      1,967
                                           Lehigh County, PA, General Purpose Authority,
                                             Wiley House, Revenue:
                                             Prerefunded 11/01/1999 @ 102, 8.65%, 11/01/2004    2,845      2,965
                                             Prerefunded 11/01/1999 @ 102, 8.75%, 11/01/2014    2,000      2,085
                                           Lehigh County, PA, Industrial Development
                                             Authority, Pollution Control Revenue,
                                             Pennsylvania Power and Light Company, 6.15%,
                                             08/01/2029                                         1,500      1,629
                                           Philadelphia, PA, Gas Works, Revenue:
                                             Prerefunded 07/01/2003 @ 102, 6.375%,
                                               07/01/2026                                       2,565      2,819
                                             6.375%, 07/01/2026                                 5,385      5,839
                                           Philadelphia, PA, Authority for Industrial
                                             Development, Airport Revenue, 5.125%,
                                             07/01/2028                                        16,000     15,369
                                           -------------------------------------------------------------------------
                                                                                                          35,704
--------------------------------------------------------------------------------------------------------------------

PUERTO RICO--.8%
                                           Puerto Rico, General Obligation, Prerefunded
                                             07/01/1999 @ 101.5, 7.75%, 07/01/2017              5,020      5,115
                                           -------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

SOUTH CAROLINA--.5%
                                           Oconee County, SC, Pollution Control, Duke Power
                                             Co. Project, Revenue, 7.75%, 02/01/2017            3,500      3,617
                                           -------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

TENNESSEE--.6%
                                           Chattanooga, TN, General Obligation, 5.0%,
                                             09/01/2018                                         4,350      4,258
                                           -------------------------------------------------------------------------

(DOLLARS IN THOUSANDS)

                                                        Portfolio of INVESTMENTS

                                                                                     PRINCIPAL AMOUNT    VALUE

TEXAS--9.3%
                                           Bexar, TX, Metropolitan Water District,
                                             Waterworks System Revenue, 5.0%, 05/01/2022      $ 5,000   $  4,818
                                           Brazos River Authority, TX, Collateralized
                                             Pollution Control, Utilities Electric Company
                                             Project, 5.125%, 05/01/2019                        5,000      4,860
                                           Dallas-Fort Worth, TX, Airport Revenue, American
                                             Airlines, AMT, 7.5%, 11/01/2025                    1,500      1,592
                                           Harris County, TX, Criminal Justice Center,
                                             General Obligation, 5.625%, 10/01/2023             1,800      1,862
                                           Harris County, TX, Health Facility Development
                                             Corp., Hospital Revenue, Texas Childrens
                                             Hospital Project, 5.25%, 10/01/2029                3,500      3,384
                                           Harris County, TX, Port Houston Authority,
                                             General Obligation, 5.0%, 10/01/2017               2,500      2,411
                                           Houston, TX, Independent School District, 5.0%,
                                             02/15/2024                                         4,000      3,838
                                           Hurst Euless Bedford, TX, Independent School
                                             District, Revenue, 5.0%, 08/15/2018                6,680      6,522
                                           Lower Neches Valley, TX, Lower Neches Valley
                                             Authority, Industrial Development Corp., Mobil
                                             Oil Refining Corp. Project, Revenue:
                                             6.35%, 04/01/2026                                  2,150      2,319
                                             6.4%, 03/01/2030                                  17,000     18,384
                                           Richardson, TX, Hospital Authority, Hospital
                                             Revenue, 5.625%, 12/01/2028                        5,000      4,795
                                           Tarrant County, TX, Health Facilities Development
                                             Corp, Resources System, Revenue, 5.25%,
                                             02/15/2022                                         3,250      3,169
                                           Texas College Student Loans, General Obligation,
                                             5.0%, 08/01/2021                                   4,015      3,767
                                           -------------------------------------------------------------------------
                                                                                                          61,721
--------------------------------------------------------------------------------------------------------------------

UTAH--2.5%
                                           Utah Housing Finance Agency, Single Family
                                             Mortgage Revenue, 6.65%, 07/01/2026                  580        605
                                           Utah Intermountain Power Agency, Power Supply
                                             System Revenue:
                                             5.0%, 07/01/2020                                  10,000      9,615
                                             5.0%, 07/01/2021                                   6,700      6,377
                                           -------------------------------------------------------------------------
                                                                                                          16,597

(DOLLARS IN THOUSANDS)

PORTFOLIO OF Investments

                                                                                     PRINCIPAL AMOUNT    VALUE

WASHINGTON--7.8%
                                           Chelan County, WA, Public Utility #1, Revenue,
                                             5.25%, 07/01/2033                                $ 9,350   $  9,010
                                           Grant County, WA, Public Utility District #2,
                                             Wanapum HydroElectric, Revenue, 5.875%,
                                             01/01/2031                                         1,575      1,648
                                           Washington Health Care Facility Authority,
                                             Multicare Health System, Revenue:
                                             5.0%, 08/15/2022                                   3,500      3,336
                                           Washington Health Care Facility Authority
                                             Revenue, Sisters Saint Joseph Peach Health,
                                             Prerefunded 05/01/00 @ 102, 7.75%, 05/01/2015      4,200      4,450
                                           Washington Public Power Supply System, Nuclear
                                             Project, Revenue:
                                             Prerefunded 07/01/00 @ 102, 7.0%, 07/01/2012      15,500     16,394
                                             Project 1, Series A, 5.0%, 07/01/2012              4,095      4,062
                                             Project 2, Series A, 5.0%, 07/01/2012             10,200     10,117
                                             Project 1, Series B, 5.6%, 07/01/2015              2,000      2,055
                                             Project 3, Series B, 5.6%, 07/01/2015              1,000      1,027
                                           -------------------------------------------------------------------------
                                                                                                          52,099
--------------------------------------------------------------------------------------------------------------------

WISCONSIN--1.6%
                                           Wisconsin Housing and Economic Development
                                             Authority, Home Ownership, Revenue, 6.2%,
                                             03/01/2027                                         2,500      2,631
                                           Wisconsin State Health & Educational Facilities
                                             Authority, Revenue Bond, Aurora Health Care,
                                             Series B, 5.625%, 02/15/2029                       8,000      7,785
                                           -------------------------------------------------------------------------
                                                                                                          10,416
                                           -------------------------------------------------------------------------
                                           LONG-TERM MUNICIPAL INVESTMENTS--99.6%
                                           (Cost: $631,028)                                              667,769
                                           -------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

MONEY MARKET
INSTRUMENTS--.4%
                                           Yield--3.20%-3.55%
                                           Due--June 1999
                                           (Cost: $3,000)                                       3,000      3,000
                                           -------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO--100%
                                           (Cost: $634,028)                                             $670,769
                                           -------------------------------------------------------------------------

 NOTE TO PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $634,028,000 for federal income tax purposes at May 31, 1999, the gross unrealized appreciation on investments was $39,284,000, the gross unrealized depreciation was $2,543,000 and the new unrealized appreciation on investments was $36,741,000.

See accompanying Notes to Financial Statements.

                                                            Financial STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1999 (unaudited)
(IN THOUSANDS)

ASSETS
Investments, at value
(Cost: $634,028)                                                $670,769
------------------------------------------------------------------------
Cash                                                                 778
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                10,087
------------------------------------------------------------------------
  Interest                                                        11,662
------------------------------------------------------------------------
    TOTAL ASSETS                                                 693,296
------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
Payable for:
  Dividends                                                          299
------------------------------------------------------------------------
  Investments purchased                                           12,244
------------------------------------------------------------------------
  Management fee                                                     286
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             290
------------------------------------------------------------------------
    Total liabilities                                             13,119
------------------------------------------------------------------------
NET ASSETS                                                      $680,177
------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
Remarketed preferred shares, par value $.01 per share,
unlimited number of shares authorized, 43 shares outstanding
at $5 thousand liquidation value per share                      $215,000
------------------------------------------------------------------------
Common shares, par value $.01 per share, unlimited number of
shares authorized, 38,700 shares outstanding                         387
------------------------------------------------------------------------
Paid-in surplus                                                  429,988
------------------------------------------------------------------------
Undistributed net realized loss on investments                    (9,977)
------------------------------------------------------------------------
Net unrealized appreciation on investments                        36,741
------------------------------------------------------------------------
Undistributed net investment income                                8,038
------------------------------------------------------------------------
NET ASSETS                                                      $680,177
------------------------------------------------------------------------
 THE PRICING OF SHARES
NET ASSET VALUE PER COMMON SHARES
(net assets less remarketed preferred shares at liquidation
value divided by common shares outstanding)                       $12.02
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL Statements

STATEMENT OF OPERATIONS
Year ended May 31, 1999 (unaudited)
(IN THOUSANDS)

NET INVESTMENT INCOME
  Interest income                                               $ 20,601
------------------------------------------------------------------------
Expenses:
  Management fee                                                   1,862
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             132
------------------------------------------------------------------------
  Registration fee and remarketing fees                              290
------------------------------------------------------------------------
  Professional fees                                                   62
------------------------------------------------------------------------
  Reports to shareholders                                             59
------------------------------------------------------------------------
  Trustees' fees and other                                           144
------------------------------------------------------------------------
    Total expenses                                                 2,549
------------------------------------------------------------------------
NET INVESTMENT INCOME                                             18,052
------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on sales of investments                        1,516
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments           (15,326)
------------------------------------------------------------------------
Net loss on investments                                          (13,810)
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $  4,242
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                             SIX MONTHS ENDED
                                                               MAY 31, 1999      SIX MONTHS ENDED
                                                               (UNAUDITED)       NOVEMBER 30, 1998
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment income                                          $ 18,052              38,270
--------------------------------------------------------------------------------------------------
  Net realized gain                                                 1,516               1,885
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                           (15,326)              3,862
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                4,242              44,017
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
Distribution from net investment income:
--------------------------------------------------------------------------------------------------
  Common shares                                                   (16,400)            (33,425)
--------------------------------------------------------------------------------------------------
  Remarketed preferred shares                                      (3,066)             (7,829)
--------------------------------------------------------------------------------------------------
Total dividends to shareholders                                   (19,466)            (41,254)
--------------------------------------------------------------------------------------------------
Proceeds from common shares issued in reinvestments of
dividends (158 and 332 shares, respectively)                        1,956               4,503
--------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (13,268)              7,266
--------------------------------------------------------------------------------------------------
 NET ASSETS
Beginning of period                                               693,445             686,179
--------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment income
of $8,038 and $9,452 respectively)                               $680,177             693,445
--------------------------------------------------------------------------------------------------

                         Notes to Financial Statements
--------------------------------------------------------------------------------

1
     SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. Kemper Municipal Income Trust,
                             a Massachusetts business trust, is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

                             SECURITY VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis and includes premium and original issue discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At November 30, 1998, the fund had a tax basis net loss carryforward of approximately $7,648,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire during the period ended 2003.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays common share dividends on a monthly basis. Dividends payable to its shareholders are recorded by the fund on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             REMARKETED PREFERRED SHARES. The fund has issued and outstanding 10,800 Series A, 10,700 Series B, 10,800 Series C and 10,700 Series D remarketed preferred shares, each at a liquidation value of $5,000 per share. The dividend rate on each series is set by the remarketing agent, and the dividends are paid every 28 days. Preferred shareholders will vote together with common shareholders as a single class and have the same voting rights, subject to certain class specific preferences.

                         Notes to Financial Statements
--------------------------------------------------------------------------------

2
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .55% of average weekly net assets. The fund incurred a management fee of $1,862,000 for the six months ended May 31, 1999.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $26,000 for the six months ended May 31, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the six months ended May 31, 1999, the fund made no payments to its officers and incurred trustees' fees of $24,000 to independent trustees.

--------------------------------------------------------------------------------

3
     INVESTMENT
     TRANSACTIONS            For the six months ended May 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $112,623

                             Proceeds from sales                         108,144

                                                                       FINANCIAL
HIGHLIGHTS

                                            SIX MONTHS ENDED               YEAR ENDED NOVEMBER 30,
                                                MAY 31,        -----------------------------------------------
                                                  1999          1998      1997      1996      1995      1994
PER SHARE OPERATING PERFORMANCE FOR A COMMON SHARE
Net asset value, beginning of period               $12.41        12.33     12.31     12.41     11.12     13.25
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              .46           .99      1.04      1.07      1.10      1.10
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)           (.35)          .16       .05      (.10)     1.29     (1.84)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     .11          1.15      1.09       .97      2.39      (.74)
--------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income
  to common shareholders                             .42           .87       .87       .87       .87       .87
--------------------------------------------------------------------------------------------------------------
  Distribution from net investment income
  to preferred shareholders (common share
  equivalent)                                        .08           .20       .20       .20       .23       .16
--------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain to
  common shareholders                                 --            --        --        --        --       .36
--------------------------------------------------------------------------------------------------------------
Total dividends                                      .50          1.07      1.07      1.07      1.10      1.39
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $12.02         12.41     12.33     12.31     12.41     11.12
--------------------------------------------------------------------------------------------------------------
Market value, end of period                       $12.69         14.63     14.13     13.13     12.63     11.00
--------------------------------------------------------------------------------------------------------------
 TOTAL RETURN PER COMMON SHARE (NOT ANNUALIZED)
Based on net asset value                             .19%         7.96      7.57      6.56     20.00     (7.36)
--------------------------------------------------------------------------------------------------------------
Based on market value                             (10.32)%       10.60     15.16     11.57     23.55     (4.66)
--------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS EXCLUDING PREFERRED SHARES EQUITY (ANNUALIZED)
Expenses                                            1.13%         1.02      1.02      1.06      1.01      1.03
--------------------------------------------------------------------------------------------------------------
Net investment income                               8.08%         8.04      8.66      8.87      9.22      9.04
--------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS INCLUDING PREFERRED SHARES EQUITY (ANNUALIZED)
Expenses                                             .77%          .70       .69       .72       .69       .70
--------------------------------------------------------------------------------------------------------------
Net investment income                               5.45%         5.47      5.92      6.03      6.23      6.13
--------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
Net assets at end of period, net of
remarketed preferred shares (in thousands)      $465,177       478,445   471,179   466,243   464,684   414,790
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                  32%           17         7        26        19        12
--------------------------------------------------------------------------------------------------------------
Remarketed preferred shares information at
end of period:
  Aggregate amount outstanding (in
  thousands)                                    $215,000       215,000   215,000   215,000   215,000   215,000
  Asset coverage per share                      $ 15,800        16,100    16,000    15,800    15,800    14,600
  Liquidation and market value per share        $  5,000         5,000     5,000     5,000     5,000     5,000
--------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares trade during the period. Ratios exclude the effect of dividends to preferred shareholders. Data for the period ended May 31, 1999 is unaudited.

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held. Kemper Municipal Income Trust shareholders were asked to vote on a new investment management agreement with Scudder Kemper Investments, Inc. This item was approved. Below are the results:

   For      Against   Abstain
28,149,122  356,702   566,482

SHAREHOLDERS' Meeting

                                                                           NOTES

NOTES

TRUSTEES&OFFICERS

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

TRUSTEES                          OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    KATHRYN L. QUIRK
Trustee                           President                         Vice President
JAMES R. EDGAR                    PHILIP J. COLLORA                 LINDA J. WONDRACK
Trustee                           Vice President and                Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                                MAUREEN E. KANE
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
FREDERICK T. KELSEY                                                 CAROLINE PEARSON
Trustee                           ELEANOR R. BRENNAN                Assistant Secretary
                                  Vice President
THOMAS W. LITTAUER                                                  ELIZABETH C. WERTH
Trustee and Vice President        PHILIP G. CONDON                  Assistant Secretary
                                  Vice President
FRED B. RENWICK                                                     BRENDA LYONS
Trustee                           ANN M. MCCREARY                   Assistant Treasurer
                                  Vice President
JOHN G. WEITHERS
Trustee                           ROBERT C. PECK, JR.
                                  Vice President

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419006
                                      Kansas City, MO 64141
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105


[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
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